THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                            EXERCISABLE ON OR BEFORE
                        5:00 P.M., MIAMI, FLORIDA TIME, ,

No. W-                                                 ______________   Warrants

                                     WARRANT

This warrant certificate (the "Warrant Certificate") certifies that or registered assigns, is the registered holder of warrants to purchase, at any time until 5:00 p.m. Miami, Florida time on August ___, 2003 (the "Expiration Date"), up to __________ fully-paid and non-assessable shares, subject to adjustment in accordance with Section 7 hereof (the "Warrant Shares"), of the common stock, par value $.0001 per share (the "Common Stock"), of Galacticomm Technologies, Inc., a Florida corporation (the "Company"), subject to the terms and conditions set forth herein.

         1. EXERCISE OF WARRANT. The Warrant shall entitle the holder to purchase shares of Common Stock at an exercise price of $6.00 per share, subject to adjustment as set forth in Section 7 herein, payable in cash or by check to the order of the Company, or any combination of cash or check. Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the Warrant Shares purchased, at the Company's principal offices (presently located at 4101 S.W. 47th Avenue, Suite 101, Ft. Lauderdale, Florida 33314), the registered holder thereof (the "Holder") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased.

         The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of Common Stock). In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable hereunder. The Warrant shall not be callable by the Company.

         2. ISSUANCE OF CERTIFICATES. Upon the exercise of the Warrant and payment of the full Exercise Price therefor, the issuance of certificates for the Warrant Shares purchased pursuant to such exercise shall be made within five
(5) business days thereafter without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The Warrant Certificate and, upon exercise of the Warrant, the certificates representing the Warrant Shares, shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under Florida law.

         The Warrant Certificate and, upon exercise of the Warrant, in whole or in part, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

                  "The securities represented by this certificate and/or the securities issuable upon exercise thereof have not been registered under the Securities Act of 1933 ("Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available."

         3. RESTRICTION ON TRANSFER OF WARRANT. The Holder of this Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrant and the Warrant Shares issuable upon exercise of the Warrant are being acquired as an investment and not with a view to the resale or distribution thereof.

         4. REGISTRATION RIGHTS. The Holder shall be entitled to all of the rights and subject to all of the obligations set forth in the Registration Rights Agreement, dated as of the date hereof, between the Company and the Holder.

         5.       PRICE.

                  5.1 INITIAL AND ADJUSTED EXERCISE PRICE. The initial exercise price of the Warrant shall be $6.00 per share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 7 hereof.

                  5.2 EXERCISE PRICE. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

         6. OPTIONAL REDEMPTION BY THE HOLDER. If the Company, on a consolidated basis, does not achieve net total revenues of at least $5,000,000 for the fiscal year ended December 31, 1998, then the Holder, at any time prior to September 30, 1999 and upon 15 days written notice to the Company, may require the Company to redeem the Warrants granted hereby at a redemption price of $.60 per each Warrant. Any such redemption shall be paid out of Company funds legally available for such purpose. Any Warrants that may not be legally redeemed on the date of redemption shall be redeemed by the Company promptly after funds become legally available for such purpose. Any Warrants redeemed pursuant to this
Section 6 shall have the status of authorized but unissued Warrants. The Company shall not be obligated to make payments into or to maintain a sinking fund for the redemption of Warrants.

         7.       ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.

                  7.1 DIVIDENDS AND DISTRIBUTIONS. In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution, the Exercise Price in effect immediately prior to such dividend or distribution shall be reduced to a price determined by dividing an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by the total number of shares of Common Stock outstanding immediately after such issuance or sale. For purposes of any computation to be made in accordance with the provisions of this Section 7.1, the shares of Common Stock issuable by way of dividend or distribution shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for determination of shareholders entitled to receive such dividend or distribution.

                  7.2 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                  7.3 ADJUSTMENT IN NUMBER OF WARRANT SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of Warrant Shares issuable upon the exercise of the Warrant shall be adjusted to the nearest full share of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  7.4 RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in nominal value to no nominal value, or from no nominal value to nominal value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the Warrant immediately prior to any such events at a price equal to the product of (i) the number of Warrant Shares issuable upon exercise of the Warrant and (ii) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrant.

                  7.5 DETERMINATION OF OUTSTANDING COMMON STOCK. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights and warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

         8. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATE. This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

         9. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

         10. RESERVATION OF SHARES. The Company covenants and agrees that it will at all times reserve and keep available out of its authorized share capital, solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock as shall be equal to the number of Warrant Shares issuable upon the exercise of the Warrant, for issuance upon such exercise, and that, upon exercise of the Warrant and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully-paid, non-assessable and not subject to the preemptive rights of any shareholder.

         11. NOTICES TO WARRANT HOLDER. Nothing contained in this Agreement shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrant and its exercise, any of the following events shall occur:

                           (a) the Company shall take a record of the holders of
                  its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                           (b) the Company shall offer to all the holders of its
                  Common Stock any additional shares of Common Stock or other shares of capital stock of the Company or securities convertible into or exchangeable for Common Stock or other shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                           (c) a dissolution, liquidation or winding up of the
                  Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

                           (d) a reclassification, change of the outstanding
                  Common Stock or any consolidation of the Company with, or merger of the Company into, another corporation, as referred to in Section 7.4 hereof.

then, in any one or more of such events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         12. LOCK-UP AGREEMENT. Until 12 months after the effective date of the Company's initial public offering ("IPO") of its securities, the Holder of this Warrant Certificate shall not, directly or indirectly, sell, offer for sale, transfer, pledge or otherwise dispose of the Shares underlying the Warrant. Furthermore, such lock-up period shall be automatically extended and/or the other terms of this Warrant shall be automatically revised or adjusted if and as required or requested by the NASD, NASDAQ, or any other federal or state regulatory agency in connection with the Company's IPO.

         13. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when personally delivered or sent by registered or certified mail (return receipt requested, postage prepaid), facsimile transmission or overnight courier:

                           (a) if to a registered Holder of the Warrant, to the
                  address of such Holder as shown on the books of the Company;
                  or

                           (b) if to the Company, to the address set forth in
                  Section 1 of this Warrant or to such other address as the Company may designate by notice to the Holders.

         14. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holder shall inure to the benefit of their respective successors and assigns hereunder.

         15.      GOVERNING LAW.

                  15.1 CHOICE OF LAW. This Warrant Certificate shall be deemed to have been made and delivered in the State of Florida and shall be governed as to validity, interpretation, construction, effect and in all other respects with the substantive laws of the State of Florida, without giving effect to the choice of laws rules thereof.

                  15.2 JURISDICTION AND SERVICE OF PROCESS. The Company and the Holder each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant Certificate, or any other agreement entered into between the Company and the Holder pursuant to the Bridge Financing shall be instituted exclusively in the state courts of Broward or Dade Counties, Florida ("Florida Courts") or in the United States District Court for the Southern District of Florida, (b) waives any objection which the Company or such Holder may have now or hereafter based upon FORUM NON CONVENIENS or to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Florida Courts and the United States District Court for the Southern District of Florida in any such suit, action or proceeding. The Company and the Holder each further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Florida Courts or in the United States District Court for the Southern District of Florida and agrees that service of process upon the Company or the Holder mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding. FURTHER, BOTH THE COMPANY AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THE TERMS OF THIS WARRANT CERTIFICATE AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSSCLAIM ASSERTED IN ANY SUCH ACTION.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, as of this ____ day of ___________, 1998.

[SEAL]                                  GALACTICOMM TECHNOLOGIES, INC.

__________________________              By: ____________________________________
__________________________              Name: __________________________________
__________________________              Title: _________________________________

Attest:

__________________________
                                       HOLDER

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                         [FORM OF ELECTION TO PURCHASE]

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ Warrant Shares and herewith tenders in payment for such Warrant Shares cash or a check payable to the order of Galacticomm Technologies, Inc. in the amount of $________ , all in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _________________________, whose address is___________________________ , and that such certificate be delivered to___________________________ , whose address is _____________________
____________________________ .

Dated:                              Signature:

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                    (Insert Social Security or Other
                                    Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

                (To be executed by the registered holder if such
              holder desires to transfer the Warrant Certificate.)

         FOR VALUE RECEIVED __________________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
______________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                              Signature:

                                    ____________________________________________
                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                    ____________________________________________


                                    ____________________________________________
                                    (Insert Social Security or Other
                                    Identifying Number of Holder)